                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 5, 2009

                         CENTURY PROPERTIES FUND XV

           (Exact name of Registrant as specified in its charter)

California	0-9680	94-2625577
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Pl ace

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Century Properties Fund XV, a California limited partnership (the “Registrant”), owned Preston Creek Apartments (“Preston Creek”), a 228-unit apartment complex located in Dallas, Texas.   On August 5, 2009, the Registrant sold Preston Creek to a third party, RRM Preston Creek Holding L.L.C., a  Louisiana limited liability company (the “Purchaser”), for a total sales price of $11,200,000.  The Registrant continues to own and operate one other investment property.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s managing general partner has evaluated the cash requirements of the Registrant and determined that the net sales proceeds will be used to repay outstanding loans and payables to an affiliate of the Registrant’s managing general partner.  No distribution to the Registrant’s partners is anticipated.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Preston Creek had been sold on January 1, 2008.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2009 Quarterly Report on Form 10-Q for the period ended March 31, 2009, and the Registrant’s 2008 Annual Report on Form 10-K.

PRO FORMA BALANCE SHEET

(in thousands)

March 31, 2009

All other assets	$ 3,020
Investment property, net	15,510
Total Assets	$ 18,530

All other liabilities	$ 8,446
Mortgage notes payable	27,156
Partners’ deficit	(17,072)
Total Liabilities and Partners’ Deficit	$ 18,530

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Three Months Ended	Year Ended

March 31, 2009

December 31, 2008

Operating revenues	$1,639	$ 6,343
Operating expenses	2,056	7,916
Operating net loss	(417)	(1,573)
Casualty gain (loss)	1,920	(1,162)
Net income (loss)	$ 1,503	$(2,735)

Net income (loss) per limited partnership unit	$ 16.37	$(29.78)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES FUND XV

By:   Fox Capital Management Corporation

Managing General Partner

By:   /s/Steven D. Cordes

Steven D. Cordes

Senior Vice President

Date: August 11, 2009